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                                                                   EXHIBIT 10.41

                              AGREEMENT AND RELEASE


         This Agreement and Release (the "Agreement") is entered into between Resource Bancshares Mortgage Group, Inc., a Delaware corporation (the "Company"), and _____________ the "Optionee").

                               W I T N E S S E T H

         WHEREAS, the Company and the Optionee entered into one or more Non-Qualified Stock Option Agreements described in Exhibit A hereto (the "Option Agreement(s)") pursuant to which the Company awarded to the Optionee the option (the "Option") to purchase from the Company, at an exercise price per share set forth in Exhibit A, up to but not exceeding in the aggregate the number of shares (the "Option Shares") of common stock, par value $.01 per share, of the Company (the "Common Stock") set forth in Exhibit A; and

         WHEREAS, the Optionee has not been and, but for this Agreement would not be, entitled to exercise the Option because the Optionee's employment by the Company terminated prior to the receipt of the requisite stockholder approval of the Company's Non-Qualified Stock Option Plan (the "Plan") under which the Option was granted;

         NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Optionee agree as follows:

         1. Release.

         (a) The Optionee, on behalf of himself or herself and his or her agents, heirs, successors, assigns and legal representatives, hereby waives and releases the Company and its agents, servants, directors, officers, employees, successors, assigns, legal representatives and affiliates (collectively the "Released Parties") from any and all claims, causes of action, demands, covenants and other rights, whether arising at law or in equity, whether direct or indirect, whether presently accrued or hereafter accrued, which the Optionee may have against any of the Released Parties including all claims or obligations arising under the Option Agreement(s) or the Plan or in connection with the Optionee's employment with the Company, except any claims or obligations arising under the Company's pension plan.

         (b) The Optionee agrees and understands that this full and final release shall cover and shall include any and all future damages not now known to the Released Parties or the Optionee, but which may later develop or be discovered, including the effects and consequences thereof and all causes of action therefor.

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         2. Exercise of Option. The Company agrees to allow the Optionee to exercise the Option to the extent that the Option was exercisable at the date of the termination of the Optionee's employment (assuming requisite stockholder approval of the Plan had been received) in accordance with the Option Agreement(s) at any time and from time to time during the period commencing on the date of signature of this Agreement by the Company and ending on ___________, but not thereafter.

         3. Settlement and Compromise. This Agreement is executed by the parties hereto for the purpose of settling any and all claims that could possibly have existed under the Option Agreement(s) or the Plan or in connection with the Optionee's employment with the Company, except any claims or obligations arising under the Company's pension plan. The execution of this Agreement by the parties hereto is not to be construed as an admission of liability on the part of any party to this Agreement. It is expressly agreed and understood, as a condition hereof, that this Agreement shall not constitute an admission on any part of the parties hereto.

         4. Miscellaneous.

                  (a) Binding on Successors and Representatives. The parties understand and agree that this Agreement shall be binding upon and inure to the benefit of not only themselves, but also the agents, heirs, successors, assigns and legal representatives of the Optionee and the Released Parties.

                  (b) Entire Agreement; Relationship to Plan. This Agreement, together with Option Agreement(s) and the Plan, constitutes the entire agreement of the parties with respect to the Option and supersedes any previous agreement, whether written or oral, with respect thereto.

                  (c) Amendment. Neither this Agreement nor any of the terms and conditions herein set forth may be altered or amended orally, and any such alteration or amendment shall be effective only when reduced to writing and signed by each of the parties.

                  (d) Governing Law; Submission to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of South Carolina. The parties hereby consent to the exclusive jurisdiction and venue of the Court of Common Pleas in Richland County, South Carolina for purposes of adjudicating any issue arising hereunder.

                  (e) Construction of Terms. Any reference herein to the singular shall be construed as the plural whenever the context requires and vice versa.


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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the respective dates set forth below.


                                    RESOURCE BANCSHARES MORTGAGE GROUP, INC.


                                            By:
                                                   ----------------------------
                                            Title:
                                                   ----------------------------
                                            Date:
                                                   ----------------------------




                                            OPTIONEE:


                                            -----------------------------------


                                            Date:
                                                   ----------------------------




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                                    EXHIBIT A


                                            Percent Vested
Date of Option          Number of           at Termination
  Agreement          Option Shares(1)        of Employment     Exercise Price(1)
--------------       ----------------       --------------     -----------------





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(1)      The number of Option Shares and exercise price have been adjusted for all stock dividends since the date of the Option Agreement.